SECOND AMENDMENT TO AMENDED AND RESTATED SECURED CONVERTIBLE PROMISSORY NOTE

THIS SECOND AMENDMENT TO THE AMENDED AND RESTATED SECURED CONVERTIBLE PROMISSORY NOTE (this "Second Amendment") is made this 22nd day of January, 2018, by and between Provectus Biopharmaceuticals, Inc., a Delaware corporation ("Borrower"), and Eric Wachter, Ph.D., an individual resident of the state of Tennessee ("Lender").

RECITALS:

WHEREAS, Borrower and Lender entered into that certain Amended and Restated Secured Convertible Promissory Note, dated April 3, 2017, as amended on January 22, 2018, in the original principal amount of up to $2,500,000 (the "Note"); and

WHEREAS, the parties desire to amend the Note as more particularly set forth in this Second Amendment.

AMENDMENT:

NOW, THEREFORE, for the premises considered, and for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties amend the Note as follows:

1. Subsection (ii) of Section D. of the Note is hereby deleted in its entirety and replaced with the following:

> Upon an event of default, the Lender, at his option, may (a) allow this Note to remain outstanding and continue to accrue interest at the Interest Rate, (b) declare the outstanding principal balance of and all accrued but unpaid interest on this Note to be immediately due and payable, or (c) may apply any outstanding principal amount plus unpaid interest against any amounts outstanding with regard to the Kleba Settlement Agreement, dated June 6, 2014, between the Lender and the Borrower. Further, if the event of default is as a result of a Change of Control, in addition to the right to declare the outstanding principal balance of and all accrued but unpaid interest on this Note to be immediately due and payable, the Lender shall (1) be entitled to be paid all financing received by the Borrower under this Note from and after the date of such Change of Control, whether such financing is by the issuance of equity, debt or a combination of both, before such financing is used for any other purpose ("Change of Control Payments") and (2) be entitled to receive a penalty payment from the Borrower equal to ten times (10x) the outstanding principal amount under this Note as of the date of such Change of Control (the "Change of Control Penalty"). Any amounts received by the Lender as Change of Control Payments shall be applied in the following order: first to the Change of Control Penalty, second to accrued but unpaid interest and third to principal.

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2. The following is hereby added as Subsection (v) of Section F. is to the Note in its entirety:

> Voluntary Conversion for Kleba. The Lender, at the Lender's option, may apply any outstanding principal amount plus unpaid interest against any amounts outstanding with regard to the Kleba Settlement Agreement, dated June 6, 2014, between the Lender and the Borrower.

3. Binding Effect. Except as modified hereby, the Note shall remain in full effect and this Second Amendment shall be binding upon Borrower and Lender and their respective successors and assigns. If any inconsistency exists or arises between the terms of the Note and the terms of this Second Amendment, the terms of this Second Amendment shall prevail. All remaining terms, conditions, and provisions in the Note shall remain unchanged and in full force and effect. All defined terms in the Note shall have the same meaning herein, unless otherwise amended.

4. Counterparts. This Second Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one document. To facilitate execution of this Second Amendment, the parties hereto may execute and exchange, by telephone facsimile or electronic mail PDF, counterparts of the signature pages. Signature pages may be detached from the counterparts and attached to a single copy of this Second Amendment to physically form one document.

[Signature page follows.]

JW

IN WITNESS WHEREOF, the parties hereto set their hands as of the date above first stated.

MEGAN J. SEATON
STATE OF TENNESSEE
NOTARY PUBLIC
BLOUNT COUNTY

Notary for Timothy C. Scott on 1/25/2018 exp 3/25/2019

BORROWER:

PROVECTUS BIOPHARMACEUTICALS, INC.

By: ______________________

Name: Timothy C. Scott

Title: President

LENDER:

ERIC WACHTER, PH.D.

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